Third Quarter 2021 Earnings Presentation November 15, 2021 EX-99.2

Disclaimer Presentation This presentation (“Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of CareMax, Inc. (“CareMax” or the “Company”) or any of its affiliates. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. CareMax assumes no obligation to update any information in this Presentation, except as required by law. Except as otherwise stated herein, references to "CareMax" for periods prior to June 8, 2021 refer to CareMax Medical Group, LLC prior to the business combination with Deerfield Healthcare Technology Acquisitions Corp. and IMC Holdings LLC ("IMC"). Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but CareMax, CareOptimize and IMC will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Projections This Presentation contains projected financial information. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward Looking Statements” paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. The independent registered public accounting firm of CareMax has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and, accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the impact of COVID-19 or any variant thereof on the Company's business and results of operation; the availability of sites for medical facilities and the costs of opening such medical facilities; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; the Company's ability to continue its growth, including in new markets; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage and Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; any delay, modification or cancellation of government contracts; the Company's future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; the Company or any other party’s ability to fulfill contractual obligations; and the Company's ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company’s Registration Statement on Form S-1, filed with the SEC on June 30, 2021, and the Company’s periodic reports filed with the SEC. All information provided in this presentation is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law, and forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Information Certain financial information and data contained this presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by the Company with the SEC. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and margin thereof and Platform Contribution and margin thereof have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which have been filed by the Company with the SEC. A reconciliation for Adjusted EBITDA to the most directly comparable GAAP financial measures is included in this Presentation. Use of Pro Forma Non-GAAP Financial Information Additionally, Adjusted EBITDA presented on a pro forma basis gives effect to the acquisitions of IMC and Care Holdings as if they had occurred in historical periods, which does not necessarily reflect what the Company’s Adjusted EBITDA would have been had the acquisitions occurred on the dates indicated. A reconciliation of projected 2021 pro forma Adjusted EBITDA to the most directly comparable GAAP financial measure is not included in this presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate this non-GAAP financial measure. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results.

CareMax at a Glance 26K+ Medicare Advantage Members 2011 Year Founded 42 Medical Centers 95+ Employed Providers 68K+ Total Members We are… A founder-led, technology-enabled, whole person healthcare platform providing value-based care and chronic disease management to seniors. Our mission… Is to empower care teams to provide high-quality, compassionate care by transforming the primary care delivery model to improve outcomes for patients most in need and to reduce overall costs. We empower providers… By providing a medical management platform equipped with data, analytics, and rules-based decision tools and workflows used by physicians across the United States. 70+ Affiliated Providers We offer community health and wellness centers that provide a comprehensive suite of healthcare and social services

Third Quarter 2021 Update

Strategic Highlights

- Closed the acquisition of DNF Medical Centers on September 1, 2021, adding approximately 4,000 Medicare lives and expanding CareMax's footprint across Orange, Osceola, Lake, and Seminole counties in Florida
- Announced a strategic relationship with The Related Companies to support opening of de novo medical centers in or near affordable housing units owned or affiliated with Related across the country
- Announced a collaboration with Anthem health plans to open approximately 50 centers across 8 priority states and to help bring New York City retirees into value-based arrangements
- Signed multiple leases in four states ahead of our planned de novo expansion over the next 3 years

Operational highlights

- Reported annualized revenue of approximately $460M for 3Q21, of which 93% is risk-based revenue
- Achieved a 75.4% Medical Expense Ratio (MER) for 3Q21 despite COVID-19 headwinds[1]
- Lowered Medicare hospital admissions per thousand by 11% compared to 2Q21
- Captured about half of contemplated combination synergies, primarily driven by SG&A savings and pharmacy utilization

CareMax

1) Medical Expense Ratio reflects external provider costs divided by Medicare and Medicaid risk-based revenues.

© Copyright CareMax, Inc | 4

Our Medical Center Footprint and Medicare Advantage Membership Have Scaled Quickly Includes potential additional centers and membership from acquisitions in our pipeline. Medical Centers Medicare Advantage Members 1 1 ~7.5x ~10x

We Have a Track Record of Meaningfully Improving the Health Outcomes and Costs of the Highest Acuity Patients

Dual-Eligibles as a Percentage of Total Medicare Members



65%
50%
45%
CareMax[1]
Peer 1
Peer 2

External Provider Cost PMPM by Member Tenure[2]



(14)% CAGR
0-12 mos.
12-24 mos.
24-36 mos.
36-48 mos.

1) Figure reflects legacy CareMax as of year-end 2020.
2) Reflects CareMax patients enrolled in HealthSun health plans for 2019 dates of service.

© Copyright CareMax, Inc | 6

We Are Well Positioned to Execute Our De Novo Strategy in 2022 We have conducted a rigorous prioritization of sites in our pipeline based on detailed diligence and forecasted return on capital We have onboarded two Market Presidents to oversee pre-opening expansion efforts in priority states We have signed multiple leases in four states for sites planned to open in 2022 and 2023, including in Memphis, TN and New Orleans, LA We have secured financing for turnkey buildouts at many of our targeted sites, partly mitigating upfront capex commitments Key 3Q21 Milestones Near-Term Expansion Across Multiple Markets Other CareMax Expansion States Affordable Housing Footprint Priority Market Overlapping Markets States with Leases Signed

De Novo Centers Offer Compelling Returns on Investment and Require Limited Upfront Capital

Illustrative De Novo Investment and Returns

3-4 Care Teams


$4-5M
($1-2M)
($1M)
($2M)
($4-5M)
1
2
Cumulative De Novo Investment
Illustrative Mature Annual Platform Contribution
Initial CareMax Operating Losses
Payor Partner Financing
Tenant Improvement Financing

Center at Maturity

- **600 Members per Care Team**
- **~$1,200 Revenue PMPM**
- **~20% Platform Contribution Margin**

1] Includes initial buildout costs and operating losses up to platform contribution breakeven. Initial CareMax operating losses include self-financed FF&E and incremental costs associated with payor partner and tenant improvement financing.
2] Platform contribution defined as revenue less external provider costs and cost of care.

CareMax
© Copyright CareMax, Inc
| 8

Excluding the Impact of COVID, Our Underlying Business Has Continued to Scale Profitably Note: Figures give effect to the combinations of CareMax, IMC, and Care Holdings as if they had occurred in historical periods. Platform contribution defined as revenue less external provider costs and cost of care. Risk adjustment impact represents the estimated degree to which CMS reimbursement was impacted due to shelter-in-place orders affecting our ability to appropriately document patient acuities in 2020. Estimated Direct Impact of Risk Adjustment and COVID Claims Costs2 Revenue Platform Contribution1 $mm $mm +20% +18%

We Have Successfully Managed COVID Utilization Among Our Patients Despite the Delta Surge in Florida CareMax and IMC Medicare only. COVID Admissions More Benign Than Expected1 In-Person PCP Visits Have Fully Recovered1 3Q21 COVID hospitalizations among our Medicare members peaked at a lower level than in prior waves and have continued to subside in October In-person PCP visitation year-to-date is already ahead of that for the full year 2020, giving us confidence in recapturing risk adjustment revenues in 2022 Rolling 7-Day Admissions per Thousand Annual Cumulative Visits per Medicare Member

Third Quarter 2021 Financial Supplement

Reconciliation to Non-GAAP Revenue and Platform Contribution Reflects impact of business combination of CareMax, IMC, and Care Holdings and other pro forma adjustments as may arise from the combination. 3Q20 Non-GAAP Reconciliation 3Q21 Non-GAAP Reconciliation 1 1

Historical Non-GAAP Financial Summary Note: Figures give effect to the combinations of CareMax, IMC, and Care Holdings as if they had occurred in historical periods. Totals may not sum due to rounding. Includes pre-opening costs and operating losses incurred by de novo centers up to 12 months after opening. Non-GAAP Income Statement 1

Reconciliation to Adjusted EBITDA Note: Pro forma and non-GAAP figures give effect to the combinations of CareMax, IMC, and Care Holdings as if they had occurred in historical periods. Totals may not sum due to rounding. Pro forma net income replaces historical interest expense and D&A with go-forward assumptions of interest expense and D&A reflecting current leverage and applicable D&A schedules. Reflects professional fees, salaries and wages, and other expenses deemed one-time in nature. Includes expenses and fees related to business combinations, non-recurring transactions, and M&A and integration teams. Includes pre-opening costs and operating losses incurred by de novo centers up to 12 months after opening. Includes adjustments to reflect normalized run-rate impacts of combination synergies. Net Income to Adjusted EBITDA Bridge 1 2 3 5 4

Capitalization and Liquidity Excludes unvested warrants. Warrants have a strike price of $11.50/share and (other than the Related warrants) are subject to a $18.00 redemption cap. Shares issuable through warrants assumes treasury stock method. 50% of earnout shares are issuable if the volume weighted average price of the stock exceeds $12.50/share on 20 days within any 30-day trading period in the first year after transaction close, and the remaining 50% are issuable if the volume weighted average price exceeds $15.00/share on 20 days within any 30-day trading period in the second year. The first contingency was met in 3Q21. Figures reflect book value as of September 30, 2021. 2 Diluted Share Count Net Debt (Cash)4 3 1

Q&A